Exhibit 99.1

FORM OF CONSENT OF ROBERT A. STANGER & CO., INC.

We hereby consent to the reference in this Registration Statement on Form S-1 of Information and to all references to our firm in such registration statement..

ROBERT A. STANGER & CO., INC.

By:________________________________

Robert A. Stanger & Co., Inc.

Dated:                     , 2013